SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement          [ ] Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INTERVEST BANCSHARES CORPORATION
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
                                ------------------------------------------------

(2)     Form, Schedule or Registration Statement No.:
                                                      --------------------------

(3)     Filing Party:
                      ----------------------------------------------------------

(4)     Date Filed:
                    ------------------------------------------------------------

                        INTERVEST BANCSHARES CORPORATION
                 10 Rockefeller Plaza/New York, N.Y. 10020-1903
                               TEL: (212) 218-2800




                    Notice of Annual Meeting of Stockholders
                       To be held on Friday, May 25, 2001


         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Intervest Bancshares Corporation (the "Company") will be held on Friday, May 25, 2001, at 9:30 a.m., New York time, at the offices of Intervest National Bank, One Rockefeller Plaza (Suite 300), New York, New York for the following purposes:

         1.     To elect directors; and
         2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 18, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of Class A or Class B Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting of any adjournment thereof.

                                              By Order of the Board of Directors


New York, New York    April 20, 2001          Jerome Dansker
                                              Chairman of the Board




IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 2001

                       INTERVEST BANCSHARES CORPORATIONS
                       10 Rockefeller Plaza (Suite 1015)
                         New York, New York 10020-1903
                                 (212) 218-2800


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (sometimes referred to herein as the "Board") of Intervest Bancshares Corporation, a Delaware corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on May 25, 2001, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about April 20, 2001. The Annual Report for the year ended December 31, 2000, including financial statements, is being mailed to stockholders concurrently with the mailing of this Proxy Statement.

You will find a form of proxy in the envelope in which you received this Proxy Statement. Please sign and return this proxy in the enclosed postage-paid envelope. A stockholder giving a proxy may revoke it at any time prior to the commencement of the Annual Meeting by: filing a written notice of revocation with the Secretary of the Company prior to the meeting; delivering to the Secretary of the Company a duly executed proxy bearing a later date; or attending the Annual Meeting, filing a written notice of revocation with the Secretary of the meeting and voting in person.

If the enclosed form of proxy is properly signed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Signed proxies with no instructions thereon with respect to the proposal set forth in the accompanying Notice of Annual Meeting will be voted FOR the election of the nominees as director. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy on such matters as shall be determined by a majority of the Board of Directors or its Executive Committee.

The voting securities of the Company entitled to vote at the Annual Meeting consist of shares of Class A and Class B Common Stock. Only stockholders of record at the close of business on April 18, 2001 are entitled to notice of and to vote at the Annual Meeting. As of March 31, 2001, there were 3,544,629 shares of the Company's Class A Common Stock and 355,000 shares of the Company's Class B Common Stock issued and outstanding. The holders of the outstanding shares of Class B Common Stock are entitled to vote for the election of two-thirds of the directors of the Company rounded up to the nearest whole number, or seven directors. The holders of the outstanding shares of Class A Common Stock of the Company are entitled to vote for the election of the remaining directors of the Company, or three directors. The holders of both Class A and Class B Common Stock as of the record date are entitled to vote on all other matters to come before the meeting, and each is entitled to one vote for each share held on the record date.

A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will have no effect on the vote. If a quorum is present, the three nominees for election by the holders of Class A Common Stock and the seven nominees for election by the holders of Class B Common Stock who receive the highest number of votes cast by holders of shares of Class A Common Stock and Class B Common Stock, respectively, will be elected as directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2001 by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each of the Company's directors,
(iii) each executive officer of the Company and (iv) all current directors and executive officers of the Company as a group.


                                                      Class A Common Stock                            Class B Common Stock
                                               -------------------------------------------  ----------------------------------------
Name of
Beneficial Holder                              Number of Shares       Percent of Class (1)  Number of Shares     Percent of Class(1)
-----------------                              ----------------       --------------------  ----------------     -------------------

Helene D. Bergman                                475,750(2)                 13.24%              75,000                 21.13%

Directors and Executive Officers

Lawrence G. Bergman, Director,                   475,750(2)                 13.24%              75,000                 21.13%
Vice President and Secretary

Michael A. Callen, Director                       50,000(3)                  1.40%                   0                     0%

Lowell S. Dansker, Director,                     962,000(4)                 26.61%             150,000                 42.25%
President and Treasurer

Jerome Dansker, Chairman,                      1,005,965(5)                 24.67%             250,000(5)              45.45%
Director, Executive Vice President

Wayne F. Holly, Director                          16,200                     0.46%                   0                     0%

Edward J. Merz, Director                           5,200(6)                  0.15%                   0                     0%

Lawton Swan, III, Director                         2,500(7)                  0.07%                   0                     0%

Thomas E. Willett, Director                        6,000(8)                  0.17%                   0                     0%

David J. Willmott, Director                       97,500(9)                  2.71%                   0                     0%

Wesley T. Wood, Director                         102,500(10)                 2.84%                   0                     0%

All directors and executive
   officers as a group (10 persons)            2,723,615                    61.70%             550,000                 86.36%

-----------------------------

(1) Percentages have been computed based upon the total outstanding shares of the Company plus, for each person and the group, shares that person or the group has the right to acquire pursuant to warrants.
(2) Includes 47,500 shares of Class A common stock issuable upon the exercise of warrants.
(3) Includes 38,750 shares of Class A common stock issuable upon the exercise of warrants.
(4) Includes 70,000 shares of Class A common stock issuable upon the exercise of warrants and 10,500 shares held as custodian for minor children.
(5) Includes 533,465 shares of Class A common stock issuable upon the exercise of warrants. Also includes 4,000 shares held by his spouse. The shares of Class B common stock include 195,000 shares issuable upon exercise of warrants.
(6) Includes 5,000 shares of Class A common stock issuable upon the exercise of warrants.
(7) Includes 2,000 shares of Class A Common stock issuable upon the exercise of warrants.
(8) Includes 3,000 shares of Class A common stock issuable upon the exercise of warrants.
(9) Includes 57,500 shares of Class A common stock issuable upon the exercise of warrants.
(10) Includes 65,000 shares of Class A common stock issuable upon the exercise of warrants.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

At the meeting, it is proposed to elect a board of 10 directors, each to serve until the next annual meeting or until a successor is elected and qualified. If no contrary specification is made, the persons named in the proxy card will vote for the election of the nominees named below. If any of these persons should decline election or should by reason of unexpected occurrence not be able to serve, the persons named in the proxy card may exercise discretionary authority to vote for a substitute or substitutes. All of the nominees are presently serving as directors of the Company and were elected by the shareholders.

The names of the nominees and certain information about them are set forth below.

For election by the holders of Class A Common Stock:

         Michael A. Callen, age 60, serves as a Director of the Company, and has served in such capacity since May, 1994. Mr Callen received a Bachelor of Arts degree from the University of Wisconsin in Economics and Russian. Mr. Callen is President of Avalon Argus Associates, a financial consulting firm. Mr. Callen had been Senior Advisor, The National Commercial Bank, Jeddah, Kingdom of Saudi Arabia for more than five years and prior to 1993 was a Director and Sector Executive at Citicorp/Citibank, responsible for corporate banking activities in North America, Europe and Japan. Mr. Callen is also a Director of Intervest National Bank and Intervest Corporation of New York, and also serves as a director of AMBAC, Inc.

         Wayne F. Holly, age 44, serves as a Director of the Company and has served in such capacity since June, 1999. Mr. Holly received a Bachelor of Arts degree in Economics from Alfred University. Mr. Holly is President of Sage, Rutty & Co., Inc., members of the Boston Stock Exchange, with offices in
Rochester, New York and Canandaigua, New York, and is also a Director of Intervest National Bank and Intervest Corporation of New York. Mr. Holly has been an officer and director of Sage, Rutty & Co., Inc. for more than five years.

         Lawton Swan, III, age 58, serves as a Director of the Company and has served in that capacity since February, 2000. Mr. Swan received a Bachelor of Science Degree from Florida State University in Business Administration and Insurance. Mr. Swan is President of Interisk Corporation, a consulting firm specializing in risk management and employee benefit plans, which he founded in 1978. He is also a Director of Intervest National Bank, Intervest Bank and Intervest Corporation of New York.

For election by the holders of Class B Common Stock:

         Lawrence G. Bergman, age 56, serves as a Director, and as Vice President and Secretary of the Company and has served in such capacities since the Company was organized. Mr. Bergman received a Bachelor of Science degree and a Master of Engineering (Electrical) degree from Cornell University, and a Master of Science in Engineering and a Ph.D degree from The Johns Hopkins University. Mr. Bergman is also a director of Intervest National Bank, Co-Chairman of the Board and a member of the Loan Committee of Intervest Bank, and a Director, Vice-President and Secretary of Intervest Corporation of New York. During the past five years Mr. Bergman has been actively involved in the ownership and operation of real estate and mortgage investments.

         Jerome Dansker, age 82, serves as Chairman of the Board of Directors and Executive Vice President of the Company. He has served as Executive Vice President since 1994 and as Chairman of the Board since 1996. Mr. Dansker received a Bachelor of Science degree from the New York University School of Commerce, Accounts and Finance, a law degree from the New York University School of Law, and is admitted to practice as an attorney in the State of New York. Mr. Dansker is also Chairman of the Board of Intervest National Bank, a Director and Chairman of the Loan Committee of Intervest Bank, and Chairman of the Board of Directors and Executive Vice President of Intervest Corporation of New York. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgage investments.

         Lowell S. Dansker, age 50, serves as a Director, President and Treasurer of the Company, and has served in such capacities since the Company was organized. Mr. Dansker received a Bachelor of Science in Business Administration from Babson College, a law degree from the University of Akron School of Law, and is admitted to practice as an attorney in New York, Ohio, Florida and the District of Columbia. Mr. Dansker is also a Director and Chief Executive Officer of Intervest National Bank, Co- Chairman of the Board of Directors and a member of the Loan Committee of Intervest Bank and a Director, President and Treasurer of Intervest Corporation of New York. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgage investments.

         Edward J. Merz, age 69, serves as a Director of the Company and has served in such capacity since February, 1998. Mr. Merz received a Bachelor of Business Administration from City College of New York and is a graduate of the Stonier School of Banking at Rutgers University. Mr. Merz is Chairman of the Board of Directors of the Suffolk County National Bank of Riverhead and of its parent, Suffolk Bancorp, and has been an officer and director of those companies for more than five years. He is also a director of Intervest National Bank and Intervest Corporation of New York and he is a director and treasurer of Cornell Cooperative Extension Institute.

         Thomas E. Willett, age 53, serves as a Director of the Company, and has served in such capacity since March, 1999. Mr. Willett received a Bachelor of Science Degree from the United States Air Force Academy and a law degree from Cornell University School of Law. Mr. Willett has been a partner of Harris Beach & Wilcox, LLP, a law firm in Rochester, New York, for more than five years and is a director of Intervest National Bank and Intervest Corporation of New York.

         David J. Willmott, age 62, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Willmott is a graduate of Becker Junior College and attended New York University Extension and Long Island University Extension of Southampton College. Mr. Willmott is the Editor and Publisher of Suffolk Life Newspapers, which he founded more than 25 years ago and is a Director of Intervest National Bank and Intervest Corporation of New York.

         Wesley T. Wood, age 58, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Wood received a Bachelor of Science degree from New York University, School of Commerce. Mr. Wood is President of Marketing Capital Corporation, an international marketing consulting and investment firm which he founded in 1973. He is also a Director of Intervest National Bank and Intervest Corporation of New York, a Director of the Center of Direct Marketing at New York University, a member of the Marketing Committee at Fairfield University in Connecticut, and a Trustee of St. Dominics R.C. Church in Oyster Bay, New York.

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote "FOR" the election of the foregoing nominees for director.
--------------------------------------------------------------------------------

Mr. Bergman's wife is the sister of Lowell S. Dansker, and Jerome Dansker is the father of Lowell S. Dansker and Mrs. Bergman. Otherwise, there are no family relationships between any director, executive officer or any person nominated or chosen by the Board of Directors to become a director or executive officer.

Meetings of the Board of Directors and Committees.

         The Board of Directors held six meetings in 2000. During the period that each director served as such, all of the directors (except Wesley T. Wood) attended at least 75% of the total meetings held by the Board of Directors and by the Committees on which they served during 2000.

Committees of the Board of Directors.

Currently, the Board of Directors has the following standing committees:

         Executive  Committee.  Members of the  Executive Committee are Lawrence
G. Bergman, Jerome Dansker and Lowell S. Dansker. The Executive Committee exercises all of the power of the Board between meetings of the Board. The Executive Committee held six meetings in 2000.

         Audit Committee. Members of the Audit Committee are Edward J. Merz, Chairman and Lawton Swan, III, Thomas E. Willett, and David J. Willmott. The functions of the Audit Committee and its activities during the most recent fiscal year are described below under the heading Report of the Audit Committee. The Audit Committee held two meetings in 2000.

Report of the Audit Committee.

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

         During 2000, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full board of directors on October 12, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and Nasdaq Stock Market rules, is reproduced in the appendix to this proxy statement.

         As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

         o first, the Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company's management, including discussions with management and the Company's outside auditors;

         o second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including: recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services that may be provided to the Company; and determining whether the outside auditors are independent; and

         o third, the Committee oversees implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Company's internal auditors.


         In overseeing the preparation of the Company's financial statements, the Committee discussed with both management and the Company's outside auditors all financial statements prior to their issuance and discussed significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management, as well as the outside auditors of the Company and its subsidiaries. The Committee's review included discussions with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61.

         On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Members of the Audit Committee: Edward J. Merz, Lawton Swan, III, Thomas E. Willett, David J. Willmott.

Compensation of Directors.

Directors of the Company receive a fee of $500 per Board meeting attended. The Chairman of the Executive Committee receives $100 per meeting attended and the other members of the Executive Committee receive $25 per meeting attended.


                             EXECUTIVE COMPENSATION

         The Board of Directors does not have a compensation committee and the compensation of the executive officers of the Company and its subsidiaries is approved by the full Board of Directors.

         The Company's executive compensation programs are principally designed to give executives strong incentives to focus on and achieve the Company's business objectives. Key elements of its compensation programs are competitive base salaries and annual performance-based bonuses, which seek to recognize individual performance each year. The Company has, from time to time, granted stock options, which provide long term financial rewards to executives only if stockholders also gain long term stock price appreciation over the period of exercisability.

         The board reviews compensation of executive officers annually in the context of total compensation packages awarded to executives with similar responsibilities at similar companies in the financial sector.

         The bonuses paid to the chief executive officers of the Company's bank subsidiaries were approved based on the recommendations of the executive officers of the Company and were intended to recognize significant accomplishments of the subsidiaries with respect to financial performance.

Executive Compensation Summary Table.

The following table sets forth information concerning total compensation paid during the last three years to the Company's Chairman and to the executive officers of the Company or its subsidiaries who had annual compensation in excess of $100,000.


                                                   SUMMARY COMPENSATION TABLE
                                                   --------------------------
                                   Annual Compensation                         Long-Term Compensation
                                   -------------------                         ----------------------
Name and Principal                                                  Other Annual
    Position               Year         Salary          Bonuses     Compensation     Awards     Pay-Outs
------------------         ----         ------          -------     ------------     ------     --------

Jerome Dansker             2000       $191,585(1)        ----           ----        50,000(2)     ----
  Chairman, Executive
  Vice President
                           1999       $193,409(1)        $9,305         ----           ----       ----

                           1998       $155,839(1)      $100,000         ----        70,000(3)     ----


Keith A. Olsen,            2000       $130,323(4)       $20,000         ----           ----       ----
  President -
  Intervest Bank           1999       $130,867(4)       $17,500         ----           ----       ----

                           1998       $130,211(4)       $10,000         ----        5,000(5)      ----

------------------------------

(1)     Includes director fees paid by the Company and its subsidiaries.
(2) This represents an award of 50,000 shares of Class B restricted common stock, valued at $159,000.
(3) These represent warrants to purchase 50,000 shares of Class B common stock at $10.00 per share, and 20,000 warrants to purchase Class A common stock at a current exercise price of $16.00 per share.
(4)     Includes matching Company contributions under the 401(k) plan.
(5) These represent warrants to purchase 5,000 shares of Class A common stock at a current exercise price of $16.00 per share.

Employment Agreements.

Intervest Corporation of New York has an employment agreement with Jerome Dansker that expires June 30, 2005. The agreement provides for an annual salary in the present amount of $167,279, which is subject to increase annually by six percent or by the percentage increase in the consumer price index, if higher. The agreement also provides for monthly expense account payments, the use of a car and medical benefits. In the event of Mr. Dansker's death or disability, monthly payments of one-half of the amount which would otherwise have been paid to Mr. Dansker will continue until the longer of (i) the balance of the term of employment, or (ii) three years. In 1998, the agreement was modified to provide for additional compensation of $1,000 per month for each $10.0 million of gross assets of the Company in excess of $100 million.

Intervest Bank has an employment agreement with Mr. Keith A. Olsen that expires December 31, 2002. The agreement provides for a base annual salary of not less than $125,000 and also provides for the payment of up to two years' severance in certain instances upon termination of employment.

Comparison of Cumulative Total Returns.

        The chart below compares the cumulative total shareholder return on the Company's Class A Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S. companies) Index and an index for banks with total assets of less than $500 million. The graph was prepared by SNL Securities L.C. The stock performance graph assumes that $100 was invested on November 25, 1997, the date on which the Company's Class A Common Stock commenced trading. The points marked on the horizontal axis correspond to June 30 and December 31 of each year. Each of the referenced indices is calculated in the same manner.



                               [GRAPHIC OMITTED]



                                                                            Period Ending
                                                                            -------------

Index                                     11/25/97   12/31/97   06/30/98   12/31/98   06/30/99   12/31/99    6/30/00   12/31/00
-----                                     --------   --------   --------   --------   --------   --------    -------   --------
Intervest Bancshares Corporation            100.00     111.36     103.41      79.55      80.68      56.82      68.18      34.09
NASDAQ - Total US*                          100.00      99.07     119.14     139.69     171.38     259.59     253.34     156.07
SNL <$500M Bank Index                       100.00     109.15     116.85      99.66      98.40      92.25      84.68      89.00




                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company's subsidiary banks had, and expect to have in the future, various loan and other banking transactions in the ordinary course of business with directors and executive officers of the Company and its subsidiaries (or associates of such persons). In the opinion of management, all such transactions: (i) have been or will be made in the ordinary course of business,
(ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those generally prevailing at the time for comparable transactions with unrelated persons, and (iii) have not and will not involve more than the normal risk of collectability or present other unfavorable features. The total dollar amount of extensions of credit, including unused lines of credit, to directors and executive officers and any of their associates was $3.3 million as of December 31, 2000, which represented approximately 9.1% of total stockholders' equity of the Company.

        The Company, as well as directors of the Company and entities affiliated with certain directors of the Company, have in the past and may in the future participate in mortgage loans originated by the Company's subsidiary banks. Such participations are on substantially the same terms as would apply for comparable transactions with other persons and the interest of the participants in the collateral securing those loans is pari passu with the originating bank.

        Intervest  Bank leases office space from a  corporation  in which Robert
J. Carroll, Esq., a director of Intervest Bank, is an officer and in which he has an ownership interest. Thomas E. Willett, Esq., a director of the Corporation, is a partner in the law firm of Harris Beach & Wilcox, LLP, which firm provided legal services to the Company and its subsidiaries during 2000. Mr. Wayne F. Holly, who is a director of the Company, also serves as President of Sage, Rutty & Co., Inc., which firm has acted as underwriter or placement agent in connection with securities offerings of the Company and one of its subsidiaries.

        During 2000, the Company acquired Intervest Corporation of New York. The shareholders of Intervest Corporation of New York included officers and directors of the Company. The merger was approved by the boards of directors of both companies, the shareholders of both companies and the Federal Reserve Bank of Atlanta. In the merger, the Shareholders of Intervest Corporation of New York received an aggregate of 1,250,000 shares of Class A Common Stock of the Company in exchange for all of the shares of stock of Intervest Corporation of New York. Those shares are included in the shares disclosed in the table on page 2. The merger became effective in March 2000.

        Except for the transactions described above and outside of normal customer relationships, none of the directors, officers or present shareholders of the Company and no corporations or firms with such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or with its subsidiary banks other than such as arises by virtue of such position or ownership interest in the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

        Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were satisfied.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

        Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company (i) must be received by the Company at its offices at 10 Rockefeller Plaza (Suite 1015), New York, New York 10020 no later than December 24, 2001 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting. The persons named in the proxies distributed by the Company may use their discretion in voting proxies with respect to shareholder proposals not included in the proxy statement for the 2001 annual meeting, unless the Company received notice of such proposals prior to March 6, 2001.

                                  OTHER MATTERS

        The cost of solicitation of proxies by the Company will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, telegraph or fax. The Company will request persons, firms and corporations holding shares of Common Stock in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

        As of this date, the Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in such manner as may be determined by a majority of the Board of Directors or its Executive Committee.

        Copies of the 2000 Annual Report of the Company are included in this mailing to stockholders and additional copies may be obtained from the Secretary of the Company, 10 Rockefeller Plaza (Suite 1015), New York, New York 10020.

                                              By Order of the Board of Directors
                                              Lawrence G. Bergman
                                              Secretary




Dated: April 20, 2001

        A copy of the Annual Report of the Company on Form 10-K for its most recent fiscal year, as filed with the Securities and Exchange Commission, will be furnished upon request and without charge to beneficial holders of the Class A Common Stock of the Company. Written requests should be directed to: Intervest Bancshares Corporation, Attention: Secretary, 10 Rockefeller Plaza (Suite 1015), New York, New York 10020. Telephone inquiries should be directed to (212) 218-2800.

                                   APPENDIX A

                        INTERVEST BANCSHARES CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


I.       PURPOSE

         The Audit Committee is appointed by the Board of Directors to provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

         o        Oversee  that   management  has   established  and  maintained
                  processes to assure that an adequate system of internal control is functioning within the Corporation.

         o        Oversee  that   management  has   established  and  maintained
                  processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

         o Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors and anyone in the Corporation. The Audit Committee has authority to retain, at the Corporation's expense, special legal, accounting or other consultants or experts as it deems necessary in the performance of its duties.

         The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Audit Committee members shall meet the requirements of the NASDAQ Corporate Governance Rules. Among other things, all members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or outside consultants.

         The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III.     MEETINGS

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet privately in executive session at least annually with management and the independent auditors separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent auditors and management quarterly to review the Corporation's financial statements consistent with Section IV.3 below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter and see that the charter is published at least every 3 years in accordance with SEC Regulations.

2. Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended ("SAS No. 61").

3. Review with management and the independent accountants the Report on Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants
-----------------------

4. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountants' audit of the financial statements and of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence. The Audit Committee will approve the fees and other significant compensation paid to the independent auditors.

5.       Oversee independence of the accountants by:

         o receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Statement No. 1 ("ISB No. 1");

         o reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

         o recommending, if necessary, that the Board take certain actions to satisfy itself of the auditor's independence.

6. Based on the review and discussions referred to in Section IV.2 and IV.5, the Audit Committee shall determine whether to recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Financial Reporting Process
---------------------------

7. In conjunction with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

8.       Consider   and  approve,   if   appropriate,   major   changes  to  the
         Corporation's accounting principles and practices as proposed by management. Discuss with the independent accountants any significant changes in auditing standards or their audit scope.

9. Review significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information.

10.      Review  any  significant  disagreement   among   management   and   the
         independent accountants in connection with the preparation of the financial statements.

Legal Compliance/General

11. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

12. Report through its Chairperson to the Board following meetings of the Audit Committee.

13. Maintain minutes or other records of meetings and activities of the Audit Committee.

14. Annually prepare a report to shareholders as required by SEC rules. The report should be included in the Company's annual proxy statement.

15. Develop, for approval by the Board of Directors, a Code of Ethics for the Company and, upon adoption of such Code of Ethics, exercise oversight for the implementation of and compliance with such Code of Ethics.

                     PROXY INTERVEST BANCSHARES CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 Annual Meeting of Shareholders On May 25, 2001

         The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker, or any of them, proxies of the undersigned, each with full power of substitution, to vote all shares of Class A Common Stock of INTERVEST BANCSHARES CORPORATION (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Friday, May 25, 2001 at 9:30 A.M. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, as hereinafter specified with respect to the following proposals, more fully described in the Notice of and Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged. The Board of Directors recommends a vote FOR all of the director nominees.

DIRECTOR NOMINEES:

Michael A. Callen, Wayne F.Holly, Lawton Swan, III



                                                  WITHHELD
1.    Election of           FOR all nominees      for all
      Directors               listed above        Nominees

                                 [ ]                [ ]


 To withhold authority to vote for any
 individual nominee, print the name(s)
 on the lines below.

 -------------------------------------

 -------------------------------------

 -------------------------------------

 -------------------------------------

 -------------------------------------


2. In their discretion, upon any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN UNLESS A CONTRARY CHOICE IS SPECIFIED. SAID PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.




Signature                             Date
          --------------------------       ----------------

Signature                             Date
          --------------------------       ----------------


Note: (Please sign exactly as name appears hereon. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing).
COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.